$150,000,000






                            COMSTOCK RESOURCES, INC.






                          11 1/4% SENIOR NOTES DUE 2007






                               PLACEMENT AGREEMENT











                                 April 26, 1999

                                             April 26, 1999


Morgan Stanley & Co. Incorporated
Banc One Capital Markets, Inc.
TD Securities (USA) Inc.
Paribas Corporation
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

     Comstock Resources, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "Placement Agents") $150,000,000 principal amount of its 11 1/4% Senior Notes due 2007 (the "Securities") to be issued pursuant to the provisions of an Indenture to be dated as of April 29, 1999 (the "Indenture") among the Company, the Guarantors (as defined below) and U.S. Trust Company of Texas, N.A., as Trustee (the "Trustee"). The Securities will be guaranteed (the "Subsidiary Guarantees") by each of the entities listed on Schedule II hereto (each, a "Guarantor" and collectively the "Guarantors").

     The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S").

     The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be dated as of April 29, 1999 between the Company, the Guarantors and the Placement Agents (the "Registration Rights Agreement").

     In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms
"supplement", "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Concurrently with the issue and sale of the Securities to the Placement Agents, the Company is selling to certain purchasers 1,948,001 shares of its Series A 1999 Convertible Preferred Stock , par value $10.00 per share (the "Series A Preferred Stock"), and 1,051,999 shares of its Series B 1999 NonConvertible Preferred Stock, par value $10.00 per share (the "Series B Preferred Stock").

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     1.  Representations and Warranties.  The Company and the Guarantors jointly and severally represent and warrant to, and agree with, you that:

          (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and
     (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agents to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (c) Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly, or indirectly through one of the other subsidiaries, by the Company, free and clear of all liens, encumbrances, equities or claims, except for pledges of such shares or ownership interest pursuant to the Company's bank credit facility described in the Memorandum.

          (d) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (e) All of the shares of common stock, par value $.50 per share ("Common Stock"), of the Company that are outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

          (f) The Securities  have been duly  authorized  and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

          (g) Each Subsidiary Guarantee to be endorsed on the Securities by each Guarantor has been duly authorized by such Guarantor and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the
     Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Subsidiary Guarantees are to be issued.

          (h) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each of the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

          (i) The Securities, the Subsidiary Guarantees, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Final Memorandum and will be in substantially the respective forms previously delivered to the Placement Agents.

          (j) The execution and delivery by the Company and the Guarantors, as the case may be, of, and the performance by the Company and the Guarantors, as the case may be, of their obligations under, this Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Subsidiary Guarantees will not contravene any provision of applicable law or the certificate or articles of incorporation or by-laws or other organizational documents of the Company or any of the Guarantors or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or any of the Guarantors of its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Subsidiary Guarantors, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum.

          (l) Subsequent to the respective dates as of which information is given in the Final Memorandum, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Final Memorandum.

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          (m) There are no legal or governmental  proceedings pending or, to the
     Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that
     would  not  have  a  material   adverse  effect  on  the  Company  and  its
     subsidiaries, taken as a whole, or on the power or ability of the Company and the Guarantors to perform their obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Securities or the Subsidiary Guarantees or to consummate the transactions contemplated by the Final Memorandum.

          (n) Neither the Company nor any of its subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any judgement, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound.

          (o) The accountants,  Arthur Andersen LLP, who have certified or shall
     certify  the  financial   statements  included  in  each  Memorandum,   are
     independent public accountants as required by the Securities Act.

          (p) Lee Keeling and Associates, Inc. are independent petroleum consultants with respect to the Company and its subsidiaries.

          (q) The consolidated historical financial statements, together with related schedules and notes, included in each Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act. Such historical financial statements present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in each Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data included in each Memorandum are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

          (r) The Company and each of its subsidiaries has (1) generally satisfactory title to all its interests in its oil and gas properties, title investigations having been carried out by the Company and each of its subsidiaries in accordance with the general practice in the oil and gas industry, (2) good and marketable title in fee simple to all other real property owned by it and (3) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings of the Company and its subsidiaries.

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          (s)  None  of  the  Company  or  its  subsidiaries  has  violated  any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Final Memorandum, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or result in any other impairment of their rights thereunder, which in each case would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (t) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) The Company and each of its subsidiaries have filed all material tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

          (v) The Company and its subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Final Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing.

          (w) The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Final Memorandum.

          (x) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (1) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Final

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     Memorandum which have not been accurately described in the Final Memorandum and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (2) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or
     on  the   earnings,   business  or   operations  of  the  Company  and  its
     subsidiaries, taken as a whole.

          (y) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Securities was incurred, and the indebtedness represented by the Securities is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Securities, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Securities) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Securities and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Securities) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Securities and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Securities), able to pay their respective debts as they mature.

          (z) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (aa) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities
     Act) or in any manner  involving  a public  offering  within the meaning of
     Section 4(2) of the Securities Act.

          (bb) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Placement Agents.

          (cc) It is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents in the manner contemplated by this Agreement to register the Securities and the Subsidiary Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

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          (dd)  The  Securities  satisfy  the  requirements  set  forth  in Rule
     144A(d)(3) under the Securities Act.

          (ee) The Series A Preferred Stock and the Series B Preferred Stock will conform in all material respects to the respective statements relating thereto contained in the Final Memorandum and will be in substantially the respective forms previously delivered to the Placement Agents. The issuance and sale of the Series A Preferred Stock and the Series B Preferred Stock by the Company does not require registration under the Securities Act nor does it require any consent, approval, authorization or order of, or qualification with, any governmental body or agency. The issuance and sale of the Series A Preferred Stock and the Series B Preferred Stock by the Company does not require the consent, or approval or authorization of the New York Stock Exchange or the shareholders of the Company.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Placement Agents, and each Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 96.7453% of the principal amount thereof (the "Purchase Price") plus accrued interest, if any, to the Closing Date.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Placement Agents, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

     3. Terms of Offering. You have advised the Company that the Placement Agents will make an offering of the Securities purchased by the Placement Agents hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

     4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Placement Agents at 10:00 a.m., New York City time, on April 29, 1999, or at such other time on the same or such other date, not later than May 6, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Securities shall be delivered to you on the Closing Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the transfer of the Securities to the Placement Agents duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

     5. Conditions to the Placement Agents' Obligations. The several obligations of the Placement Agents to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

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               (i) there shall not have occurred any downgrading,  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

          (b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and each of the Guarantors, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantors have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

     The officers signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Placement Agents shall have received on the Closing Date an opinion of Locke Liddell & Sapp LLP, outside counsel for the Company and the Guarantors, dated the Closing Date, to the effect set forth in Exhibit
     A. Such opinion shall be rendered to the Placement Agents at the request of the Company and the Guarantors and shall so state therein.

          (d) The Placement Agents shall have received on the Closing Date an opinion of Baker & Botts, L.L.P., counsel for the Placement Agents, dated the Closing Date, to the effect set forth in Exhibit B.

          (e) The Placement Agents shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (f) The Placement Agents shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

          (g)  The  Company  and  the   Guarantors   shall  have   executed  the
     Registration Rights Agreement and the Placement Agents shall have received an original copy thereof, duly executed by the Company and the Guarantors.




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          (h) The  sale by the  Company  of  1,948,001  shares  of its  Series A preferred Stock and 1,051,999 shares of its Series B preferred Stock for an aggregate purchase price of $30,000,000 shall have been consummated prior to or concurrently with the sale by the Company of the Securities pursuant to this Agreement.

     6. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company and the Guarantors covenant with each Placement Agent as follows:

          (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final
     Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of the Placement Agents, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

          (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and the Company's and the Guarantors' accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Placement Agents, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Placement Agents, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement



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     Agents in connection  with such  qualification  and in connection  with the
     Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (x) all other cost and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of
     Section 10, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, travel and lodging expenses of representatives of the Placement Agents, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

          (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

          (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (h) While any of the Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (i) If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

          (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions requirement of Regulation S.

          (k) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.


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     7. Offering of  Securities;  Restrictions  on Transfer.  (a) Each Placement
Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons
("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

     (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

          (i) such Placement Agent understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

          (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

          (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

          (iv) such Placement Agent has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and
     (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

          (v) such Placement Agent has (A) not offered or sold and will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986; (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind



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     described in Article 11(3) of the Financial  Services Act 1986  (Investment
     Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on;

          (vi) such Placement Agent understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

          (vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

     8. Indemnity and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Placement Agent and each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

     (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their directors, its officers and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the



                                      E-123

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indemnified  party,   shall  retain  counsel  reasonably   satisfactory  to  the
indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and
disbursements  of  such  counsel  related  to  such  proceeding.   In  any  such
proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Placement Agents on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Placement Agents on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Placement Agents, in each case as set forth in the Final Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

     (e) The Company, the Guarantors and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement Agent or by or on behalf of the Company, or any Guarantor, their officers or directors or any person controlling the Company or any Guarantor and (iii) acceptance of and payment for any of the Securities.

     9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago
Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

     10. Effectiveness; Defaulting Placement Agents. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; provided



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


that in no event shall the principal amount of Securities that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Placement Agent. If, on the Closing Date any Placement Agent or Placement Agents shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company and the Guarantors. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

     If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

     11.   Counterparts.   This  Agreement  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.




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



                                    Very truly yours,

                                     COMSTOCK RESOURCES, INC.

                                     By: /s/ M. JAY ALLISON
                                     ----------------------
                                         Name: M. Jay Allison
                                         Title: Chairman of the Board, President
                                         and Chief Executive Officer


                                     COMSTOCK OIL & GAS, INC.

                                     By: /s/ M. JAY ALLISON
                                         Name: M. Jay Allison
                                         Title: Chairman of the Board, President
                                         and Chief Executive Officer

                                     COMSTOCK OIL & GAS - LOUISIANA, INC.

                                     By: /s/ M. JAY ALLISON
                                     ----------------------
                                         Name: M. Jay Allison
                                         Title: Chairman of the Board, President
                                         and Chief Executive Officer


                                     COMSTOCK OFFSHORE LLC

                                     By: /s/ M. JAY ALLISON
                                     ----------------------
                                         Name: M. Jay Allison
                                         Title: Chairman of the Board, President
                                         and Chief Executive Officer


Accepted as of the date hereof.

Morgan Stanley & Co. Incorporated
Banc One Capital Markets, Inc.
TD Securities (USA) Inc.
Paribas Corporation

Acting severally on behalf of themselves and the several Placement Agents named in Schedule I hereto.

By:   Morgan Stanley & Co. Incorporated

By:   /s/ DANIEL H. KLAUSNER
----------------------------
      Name: Daniel H. Klausner
      Title: Vice President



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



                                                SCHEDULE I


                                              Principal Amount of
Placement Agent                           Securities to be Purchased
---------------                           --------------------------

Morgan Stanley & Co. Incorporated........        $112,500,000
Banc One Capital Markets, Inc............          25,005,000
TD Securities (USA) Inc..................           7,500,000
Paribas Corporation......................           4,995,000
                                                 ------------
           Total.........................        $150,000,000
                                                 ============




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